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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) November 17, 2000

                         ------------------------------


                          VERITAS SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                      000-26247                77-0507675
         --------                      ---------                ----------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


                              1600 Plymouth Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 335-8000

                          -----------------------------



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Item 5: Other Events

       On November 17, 2000, VERITAS Software Corporation announced that it has chosen not to make a cash election in connection with the proposed three-party transaction involving the sale of the operating assets of Seagate Technology, Inc., to a company formed by a group of private equity firms led by Silver Lake Partners, followed by a merger between Seagate and a subsidiary of VERITAS Software.



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                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2000

                                        VERITAS SOFTWARE CORPORATION



                                        By: /s/ Kenneth E. Lonchar
                                           -------------------------------------
                                            Kenneth E. Lonchar
                                            Senior Vice President, Finance and
                                            Chief Financial Officer